UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016

DAVIDsTEA Inc.

(Exact name of registrant as specified in its charter)

Canada	98-1048842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-37404

(Commission File Number)

5430 Ferrier, Mount-Royal,
Québec, Canada	H4P 1M2
(Address of principal executive offices)	(Zip Code)

(888) 873-0006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2016, the Human Resources and Compensation Committee of the Board of Directors of DAVIDsTEA Inc. (the “Company”) approved a special one-time cash bonus for certain key employees, including three of the Company’s Named Executive Officers (the “NEOs”) identified in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2016 and filed on April 13, 2016. This special bonus will be paid by August 31, 2017, subject to the qualified key employees remaining in good standing and actively employed by the Company as of the payment date.

Upon meeting the above conditions on the payment date, Mr. Edmund Noonan would be entitled to a cash bonus of $30,000USD, Mr. Doug Higginbotham $25,000USD and Mr. Macdonald $30,000CDN.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDsTEA Inc.

By:	/s/ Luis Borgen
Name: Luis Borgen
Title: Chief Financial Officer

Date: December 23, 2016